UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	333-258335	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices, including zip code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Telluride Holdco, Inc.

9 Federal Street

Easton, Maryland 21601

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 13, 2021 (the “Closing Date”), TeraWulf Inc. (formerly known as Telluride Holdco, Inc.), a Delaware corporation (“TeraWulf”), completed the previously announced strategic business combination pursuant to the agreement and plan of merger, dated as of June 24, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Merger Agreement”), by and among TeraWulf, IKONICS Corporation, a Minnesota corporation (“IKONICS”), Telluride Merger Sub I, Inc., a Minnesota corporation (“Merger Sub I”), Telluride Merger Sub II, Inc., a Delaware corporation (“Merger Sub II”), and TeraCub Inc. (formerly known as TeraWulf Inc.), a Delaware corporation (“TeraCub”). Pursuant to the terms of the Merger Agreement, (i) Merger Sub I, a wholly-owned subsidiary of TeraWulf, which was a wholly-owned subsidiary of IKONICS, merged with and into IKONICS (the “First Merger”), with IKONICS surviving the First Merger, and (ii) Merger Sub II, a wholly-owned subsidiary of TeraWulf, merged with and into TeraCub (the “Second Merger” and, together with the First Merger, the “Mergers”), with TeraCub surviving the Second Merger. In connection with or as a result of the First Merger and the Second Merger, each of IKONICS and TeraCub became a wholly-owned subsidiary of TeraWulf. In addition, in connection with the consummation of the Mergers, “Telluride Holdco, Inc.” was renamed “TeraWulf Inc.”, and “TeraWulf Inc.” was renamed “TeraCub Inc.”.

This Current Report on Form 8-K establishes TeraWulf as the successor issuer to IKONICS pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, shares of the common stock, $0.001 par value per share, of TeraWulf (the “TeraWulf Common Stock”) are deemed to be registered under Section 12(b) of the Exchange Act, and TeraWulf is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. TeraWulf hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The description of the TeraWulf Common Stock set forth in the Registration Statement on Form S-4 (file no. 333-258335) (the “Proxy Statement/Prospectus”) filed by TeraWulf with the Securities and Exchange Commission (the “SEC”) on November 10, 2021 and declared effective by the SEC on November 12, 2021 is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Loan Agreement

As previously disclosed, on December 1, 2021 (the “Loan Agreement Closing Date”), TeraCub, as borrower, entered into a loan, guaranty and security agreement (the “Loan Agreement”) with certain subsidiaries of TeraCub, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. Upon the consummation of the Second Merger, TeraWulf assumed the obligations of TeraCub as the borrower under the Loan Agreement and the Term Loan (as defined below), and TeraCub became a subsidiary guarantor. The Loan Agreement provides TeraWulf with a $123.5 million senior secured term loan (the “Term Loan”), all of which was borrowed on December 2, 2021. The Term Loan has a scheduled maturity date of December 1, 2024. NovaWulf Digital Master Fund, L.P., an investment fund in which Mr. Paul B. Prager, TeraWulf’s Chief Executive Officer, and Mr. Nazar Khan, TeraWulf’s Chief Operating Officer and Chief Technology Officer, are minority investors, is one of the lenders under the Loan Agreement.

The obligations under the Loan Agreement and the Term Loan are guaranteed by TeraCub and each of TeraCub’s subsidiaries as of the Loan Agreement Closing Date and any future subsidiaries of such subsidiary guarantors. The obligations under the Loan Agreement are secured by substantially all of the assets of TeraWulf, TeraCub and the subsidiary guarantors, but excluding the equity interests of Nautilus Cryptomine LLC, IKONICS and any future subsidiary of TeraWulf or TeraCub, in each case, that is not a subsidiary guarantor.

The Term Loan bears interest at a rate of 11.5% per annum and amortizes in quarterly installments equal to 12.5% of the original principal amount, commencing after the first anniversary of the Loan Agreement Closing Date. Any prepayment of the Term Loan made prior to the first anniversary of the Loan Agreement Closing Date will be subject to a make-whole premium equal to the present value of interest that would have been payable through the first anniversary of the Loan Agreement Closing Date plus 3.0% of the principal amount prepaid, and will be subject to a prepayment fee of 3.0% if prepaid on or after such first anniversary and prior to the second anniversary of the Loan Agreement Closing Date, and a prepayment fee of 2.0% if prepaid on or after such second anniversary and prior to the maturity date. Amounts prepaid or repaid under the Term Loan may not be reborrowed.

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The Loan Agreement does not include any financial covenants. The Loan Agreement includes covenants that limit changes in business, liquidations and dissolutions, mergers and consolidations, incurrence of debt and liens, asset sales, affiliate transactions, investments, restricted payments of TeraWulf, violations of sanctions, anti-corruption and anti-money laundering laws and certain other legal and regulatory compliance matters, modifications of certain agreements and reduction in ownership of, and certain other changes regarding, Nautilus Cryptomine LLC.

The Loan Agreement contains events of default customary for financings of this type, including, among others, payment defaults, material inaccuracy of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy or insolvency, certain events under the Employee Retirement Income Security Act of 1974, as amended, material judgments, actual or asserted failure of any loan document to be in full force and effect and changes of control. If such an event of default occurs, the lenders under the Loan Agreement would be entitled to take various actions, including, but not limited to, accelerating amounts outstanding under the Term Loan and exercising rights and remedies with respect to the guaranties and collateral.

The description of the Loan Agreement is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which will be filed with the next periodic report of TeraWulf.

Registration Rights Agreement

On the Closing Date, TeraWulf entered into a registration rights agreement (the “Registration Rights Agreement”) with TeraCub and certain initial stockholders of TeraWulf, pursuant to which such initial stockholders of TeraWulf will have the right to require TeraWulf to have registered, in certain circumstances, the resale under the Securities Act of 1933, as amended, of their shares of the TeraWulf Common Stock constituting registrable securities (as defined in the Registration Rights Agreement), subject to certain conditions set forth in the Registration Rights Agreement. In addition, pursuant to the Registration Rights Agreement, such initial stockholders of TeraWulf were granted customary demand and piggyback registration rights, subject to blackout, cutback, lock-up, indemnification and other customary provisions.

The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which will be filed with the next periodic report of TeraWulf.

Indemnification Agreement

Effective upon the completion of the Mergers, TeraWulf expects to enter into indemnification agreements (collectively, the “Indemnification Agreements”) with each of TeraWulf’s directors and executive officers. With specified exceptions, the Indemnification Agreements will provide for indemnification and advancements by TeraWulf of certain expenses and costs relating to claims, suits or proceedings arising from the director’s or executive officer’s service to TeraWulf or, at TeraWulf’s request, service to other entities, as directors or executive officers, to the maximum extent permitted by applicable law.

The descriptions of the Indemnification Agreements are qualified in their entirety by reference to the full text of the Indemnification Agreements, a form of which will be filed with the next periodic report of TeraWulf.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, in connection with the First Merger, each share of the common stock, $0.10 par value per share, of IKONICS (the “IKONICS Common Stock”) issued and outstanding immediately prior to the effective time of the First Merger was automatically converted into and exchanged for (i) one validly issued, fully paid and non-assessable share of the TeraWulf Common Stock, (ii) one contractual contingent value right to be issued by TeraWulf in accordance with  a contingent value rights agreement (iii) the right to receive $5.00 in cash, without interest. Each share of the TeraWulf Common Stock held by IKONICS issued and outstanding immediately prior to the effective time of the First Merger was automatically cancelled and ceased to exist as of the effective time of the First Merger, and each share of the common stock, $0.01 par value per share, of Merger Sub I issued and outstanding as of immediately prior to the effective time of the First Merger was automatically converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the surviving IKONICS entity.

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Immediately prior to the effective time of the Second Merger, each share of the Series A Convertible Preferred Stock, $0.001 par value per share, of TeraCub (the “TeraCub Preferred Stock”) issued and outstanding was automatically converted into shares of the common stock, $0.001 par value per share, of TeraCub (the “TeraCub Common Stock”). At the effective time of the Second Merger, each share of the TeraCub Common Stock (including shares of the TeraCub Common Stock resulting from the conversion of the TeraCub Preferred Stock described above), issued and outstanding immediately prior to the effective time of the Second Merger (other than any dissenting shares of the TeraCub Common Stock) was automatically converted into the right to receive a number of validly issued, fully paid and non-assessable shares of the TeraWulf Common Stock equal to (x) a number of shares of the TeraWulf Common Stock that is equal to forty-nine times the number of shares of the TeraWulf Common Stock outstanding as of immediately following the effective time of the First Merger and immediately prior to the effective time of the Second Merger, divided by (y) the number of shares of the TeraCub Common Stock outstanding on a fully diluted basis as of immediately prior to the effective time of the Second Merger. Each share of the common stock, $0.01 par value per share, of Merger Sub II issued and outstanding immediately prior to the effective time of the Second Merger was automatically converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the surviving TeraCub entity, and each share of the TeraCub Preferred Stock and the TeraCub Common Stock held by TeraCub or IKONICS and their respective affiliates in treasury as of the effective time of the Second Merger was canceled.

In addition, on December 1, 2021, the compensation committee of the board of directors of IKONICS approved the cancellation of all of the restricted stock units outstanding under the IKONICS Corporation 2019 Equity Incentive Plan (“IKONICS RSUs”) in exchange for cash payment equal to $33.82, net of applicable withholding taxes, for each share underlying the unvested portion of such IKONICS RSUs. Pursuant to the terms of the Merger Agreement, TeraCub funded the payments in exchange for cancellation of IKONICS RSUs in connection with the completion of the First Merger. Holders of IKONICS RSUs who did not participate in the cancellation arrangement received the same consideration as other holders of shares of the IKONICS Common Stock as a result of the First Merger.

Following the completion of the Mergers and after giving effect to the transactions contemplated by the Merger Agreement, there was an aggregate of 99,976,253 shares of the TeraWulf Common Stock issued and outstanding as of the date of this Current Report on Form 8-K. The shares of the TeraWulf Common Stock will begin trading on The Nasdaq Stock Market LLC under the ticker symbol “WULF” on December 14, 2021.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibits 2.1 through 2.5 hereto and incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about TeraWulf, TeraCub or IKONICS and should not be relied upon as disclosure about TeraWulf, TeraCub or IKONICS without consideration of the periodic and current reports and statements that TeraWulf and IKONICS file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

The information set forth in the Introductory Note to this Current Report on Form 8-K  is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K pertaining to the Loan Agreement is incorporated herein by reference.

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Mergers, shares of the IKONICS Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on The Nasdaq Stock Market LLC. In connection with the completion of the Mergers, the shares of the IKONICS Common Stock will be suspended from trading on The Nasdaq Stock Market LLC prior to the open of trading on December 14, 2021.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Prior to the effective time of the First Merger, TeraWulf was a wholly-owned subsidiary of IKONICS. Pursuant to the terms of the Merger Agreement, upon the effective time of the First Merger, a change in control of TeraWulf occurred and, following the completion of the Mergers, all shares of the TeraWulf Common Stock are held by the former holders of the TeraCub Common Stock and the former holders of the IKONICS Common Stock.

The information set forth in the Introductory Note and Items 2.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

In connection with, and effective immediately after the effective time of the Second Merger, each of the directors of TeraWulf as of immediately prior to the Second Merger resigned. In accordance with the terms of the Merger Agreement and effective immediately after the effective time of the Second Merger, each of Mr. Paul B. Prager, Mr. Nazar M. Khan, Mr. Walter E. Carter, Ms. Catherine J. Motz, Mr. Jason G. New, Mr. Steven T. Pincus and Ms. Lisa A. Prager were appointed to serve as directors on the board of directors of TeraWulf. In addition, effective immediately after the effective time of the Second Merger, Mr. Paul B. Prager was appointed as the chair of the board of directors of TeraWulf.

Committee Appointments

Effective immediately after the effective time of the Second Merger, the standing committees of the board of directors of TeraWulf consist of an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). Each of the committees reports to the board of directors of TeraWulf.

Audit Committee

The primary purpose of the Audit Committee is to discharge the responsibilities of the board of directors of TeraWulf with respect to the accounting, financial and other reporting and internal control practices and to oversee TeraWulf’s independent registered public accounting firm. Effective as of the consummation of the Second Merger, the board of directors of TeraWulf appointed Mr. Walter E. Carter, Ms. Catherine J. Motz and Mr. Steven T. Pincus to serve on the Audit Committee. Mr. Walter E. Carter serves as the chair of the Audit Committee. The board of directors of TeraWulf has determined that Mr. Walter E. Carter is an “audit committee financial expert” within the meaning of the SEC rules and regulations. In addition, the board of directors of TeraWulf has determined that each proposed member of the Audit Committee has the requisite financial expertise required under the applicable requirements of The Nasdaq Stock Market LLC.

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Compensation Committee

The primary purpose of the Compensation Committee is to discharge the responsibilities of the board of directors of TeraWulf with respect to overseeing TeraWulf’s compensation policies, plans and programs and reviewing and determining the compensation to be paid to TeraWulf’s directors, executive officers and other senior management, as appropriate. Effective as of the consummation of the Second Merger, the board of directors of TeraWulf appointed Ms. Catherine J. Motz, Mr. Jason G. New, Mr. Paul B. Prager and Ms. Lisa A. Prager to serve on the Compensation Committee. Ms. Lisa A. Prager serves as the chair of the Compensation Committee.

Appointment of Executive Officers

In connection with, and effective upon the consummation of the First Merger, each of the executive officers of TeraWulf as of immediately prior to the First Merger resigned. Effective immediately after the effective time of the Second Merger, the board of directors of TeraWulf appointed (i) Mr. Paul B. Prager to serve as the Chief Executive Officer, (ii) Mr. Kenneth J. Deane to serve as the Chief Financial Officer and Treasurer, (iii) Mr. Nazar M. Khan to serve as the Chief Operating Officer and the Chief Technology Officer and (iv) Ms. Kerri M. Langlais to serve as the Chief Strategy Officer. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Governance and Management of Holdco—Overview of Executive Officers and Directors” beginning on page 149 thereof, which information is incorporated herein by reference.

Compensatory Arrangements

In connection with, and effective upon the consummation of the Second Merger, TeraWulf assumed from TeraCub the TeraWulf 2021 Omnibus Incentive Plan (the “Incentive Plan”) and the form of restricted stock unit award agreement and the form of performance-based restricted stock unit award agreement, in each case, for use under the Incentive Plan. The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the terms of the Incentive Plan and the forms of respective award agreements filed as Exhibit 10.9 through and Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with the terms of TeraCub’s non-employee director compensation policy, effective upon the consummation of the Second Merger, TeraWulf assumed TeraCub’s non-employee director compensation policy. The description of the non-employee director compensation policy is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation of Holdco—Compensation of Directors” beginning on page 162 thereof, which information is incorporated herein by reference.

In connection with, and effective upon the consummation of the Second Merger, TeraWulf assumed the rights and obligations of TeraCub under the employment letter agreements and the restrictive covenant agreements entered into between TeraCub and the Company’s executive officers, in each case, in accordance with the terms of such arrangements. The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the terms of the respective employment letter agreements and restrictive covenant agreements filed as Exhibit 10.1 through and Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, in connection with the completion of the Mergers and pursuant to the terms of the Merger Agreement, TeraWulf amended and restated the certificate of incorporation and bylaws to reflect the changes contemplated by the Merger Agreement and described in the Proxy Statement/Prospectus.

The foregoing description of the amended and restated certificate of incorporation of TeraWulf and the amended and restated bylaws of TeraWulf does not purport to be complete and is subject to, and qualified in its entirety by reference to, the amended and restated certificate of incorporation of TeraWulf and the amended and restated bylaws of TeraWulf filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01  Other Events.

On the Closing Date, TeraWulf issued a press release announcing the completion of the Mergers. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The information required by this Item 9.01(a) was previously reported in the Proxy Statement/Prospectus and, accordingly, pursuant to General Instruction B.3 of Form 8-K is not required to be reported herein.

(b)	Pro forma financial information.

The information required by this Item 9.01(b) was previously reported in the Proxy Statement/Prospectus and, accordingly, pursuant to General Instruction B.3 of Form 8-K is not required to be reported herein.

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(d)	Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of June 24, 2021, by and among TeraWulf Inc. (formerly known as Telluride Holdco, Inc.), IKONICS Corporation, Telluride Merger Sub I, Inc., Telluride Merger Sub II, Inc. and TeraCub Inc. (formerly known as TeraWulf Inc.) (incorporated by reference to Appendix A of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
2.2	Amendment to the Agreement and Plan of Merger, dated as of August 5, 2021, by and among TeraWulf Inc. (formerly known as Telluride Holdco, Inc.), IKONICS Corporation, Telluride Merger Sub I, Inc., Telluride Merger Sub II, Inc. and TeraCub Inc. (formerly known as TeraWulf Inc.) (incorporated by reference to Appendix A of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of September 17, 2021, by and among TeraWulf Inc. (formerly known as Telluride Holdco, Inc.), IKONICS Corporation, Telluride Merger Sub I, Inc., Telluride Merger Sub II, Inc. and TeraCub Inc. (formerly known as TeraWulf Inc.) (incorporated by reference to Appendix A of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of December 2, 2021, by and among TeraWulf Inc. (formerly known as Telluride Holdco, Inc.), IKONICS Corporation, Telluride Merger Sub I, Inc., Telluride Merger Sub II, Inc. and TeraCub Inc. (formerly known as TeraWulf Inc.) (incorporated by reference to Exhibit 2.1 of TeraWulf Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2021).
2.5	Amendment No. 4 to the Agreement and Plan of Merger, dated as of December 8, 2021, by and among TeraWulf Inc. (formerly known as Telluride Holdco, Inc.), IKONICS Corporation, Telluride Merger Sub I, Inc., Telluride Merger Sub II, Inc. and TeraCub Inc. (formerly known as TeraWulf Inc.) (incorporated by reference to Exhibit 2.1 of TeraWulf Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2021).
3.1	Amended and Restated Certificate of Incorporation of TeraWulf Inc.
3.2	Amended and Restated Bylaws of TeraWulf Inc.
10.1	Employment Letter Agreement, dated November 4, 2021, by and between TeraWulf Inc. and Paul B. Prager (incorporated by reference to Exhibit 10.9 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.2	Employment Letter Agreement, dated November 4, 2021, by and between TeraWulf Inc. and Kenneth J. Deane (incorporated by reference to Exhibit 10.10 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.3	Employment Letter Agreement, dated November 4, 2021, by and between TeraWulf Inc. and Nazar M. Khan (incorporated by reference to Exhibit 10.11 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.4	Employment Letter Agreement, dated November 4, 2021, by and between TeraWulf Inc. and Kerri M. Langlais (incorporated by reference to Exhibit 10.12 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.5	Restrictive Covenant Agreement, dated as of November 4, 2021, by and between TeraWulf Inc. and Paul B. Prager (incorporated by reference to Exhibit 10.13 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.6	Restrictive Covenant Agreement, dated as of November 4, 2021, by and between TeraWulf Inc. and Kenneth J. Deane (incorporated by reference to Exhibit 10.14 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.7	Restrictive Covenant Agreement, dated as of November 4, 2021, by and between TeraWulf Inc. and Nazar M. Khan (incorporated by reference to Exhibit 10.15 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.8	Restrictive Covenant Agreement, dated as of November 4, 2021, by and between TeraWulf Inc. and Kerri M. Langlais (incorporated by reference to Exhibit 10.16 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.9	TeraWulf 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.17 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.10	Form of TeraWulf 2021 Omnibus Incentive Plan Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 10.18 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
10.11	Form of TeraWulf Inc. 2021 Omnibus Incentive Plan Performance-Based Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 10.19 of TeraWulf Inc.’s Amendment No. 6 to the Registration Statement on Form S-4 (file no. 333-258335) filed with the Securities and Exchange Commission on November 10, 2021).
99.1	Press Release, dated December 13, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2021

TERAWULF INC.

By:	/s/ Kenneth J. Deane
	Name:	Kenneth J. Deane
	Title:	Chief Financial Officer and Treasurer

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